                               SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.        )


Filed by the Registrant [X]

Filed by a Party other than the Registrant [    ]

Check the appropriate box:

[   ]     Preliminary Proxy Statement

[   ]     Confidential, for Use of the Commission Only (as permitted by
          Rule 14a-6(e)(2))

[ X ]     Definitive Proxy Statement

[   ]     Definitive Additional Materials

[   ]     Soliciting Material Pursuant to Section 240.14a-11(c) or
          Section 240.14a-12


                            ENERGY BIOSYSTEMS CORPORATION
                   ------------------------------------------------
                   (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


       ----------------------------------------------------------------------
       (NAME OF PERSON(s) FILING PROXY STATEMENT IF OTHER THAN THE REGISTRANT)



Payment of Filing Fee (Check the appropriate box):

[ X ]     No fee required.

[   ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
          and 0-11.

     1)   Title of each class of securities to which transaction applies:

          ---------------------------------------------------------------------

     2)   Aggregate number of securities to which transaction applies:

          ---------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ---------------------------------------------------------------------

     4)   Proposed maximum aggregate value of transaction:

          ---------------------------------------------------------------------

     5)   Total fee paid:

          ---------------------------------------------------------------------

[   ]     Fee paid previously with preliminary materials.

[   ]     Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

          ------------------------------------------------

     2)   Form, Schedule or Registration Statement No.:

          ------------------------------------------------

     3)   Filing Party:

          ------------------------------------------------

     4)   Date Filed:

                            ENERGY BIOSYSTEMS CORPORATION
                              4200 RESEARCH FOREST DRIVE
                              THE WOODLANDS, TEXAS 77381


                                  November 24, 1998




TO OUR STOCKHOLDERS:

     You are cordially invited to attend a Special Meeting of Stockholders of Energy BioSystems Corporation to be held on Friday, December 18, 1998, at 10:00 a.m., local time, at the Company's offices at 4200 Research Forest Drive, The Woodlands, Texas. A Notice of the Special Meeting, Proxy Statement and form of proxy are enclosed with this letter.

     We encourage you to read the Notice of the Special Meeting and Proxy Statement so that you may be informed about the business to come before the meeting. Your participation in the Company's business is important, regardless of the number of shares that you hold. To ensure your representation at the meeting, please promptly sign and return the accompanying proxy card in the postage-paid envelope.

      We look forward to seeing you on December 18, 1998.


                                   Sincerely,



                                   William E. Nasser
                                   PRESIDENT AND CHIEF EXECUTIVE OFFICER

                            ENERGY BIOSYSTEMS CORPORATION
                              4200 RESEARCH FOREST DRIVE
                              THE WOODLANDS, TEXAS 77381


                     NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                            TO BE HELD DECEMBER 18, 1998


To the Stockholders of Energy BioSystems Corporation:

     NOTICE IS HEREBY GIVEN that a special meeting of stockholders (the "Special Meeting") of Energy BioSystems Corporation (the "Company") will be held as, and for the purposes, set forth below:

TIME:               10:00 a.m., local time, on Friday, December 18, 1998

PLACE:              Energy BioSystems Corporation
                    4200 Research Forest Drive
                    The Woodlands, Texas 77381

ITEMS OF BUSINESS:  1.   To consider and vote upon a proposal to approve and
                         adopt an amendment to the Company's Amended and Restated Certificate of Incorporation to effect a one-for-seven reverse stock split of the common stock of the Company.

                    2. To act upon such other business as may properly come before the Special Meeting or any adjournment(s) or postponement thereof.

RECORD DATE:        Only stockholders of record at the close of business on
                    November 20, 1998 are entitled to notice of, and to vote at, the Special Meeting and any adjournment(s) or postponement thereof. A complete list of stockholders entitled to vote at the Special Meeting will be available for inspection by any stockholder for any purpose germane to the Special Meeting for ten days prior to the Special Meeting during ordinary business hours at the Company's headquarters located at 4200
                    Research Forest Drive, The Woodlands, Texas 77381.

IMPORTANT:          To avoid additional soliciting expense to the Company,
                    please MARK, SIGN, DATE and MAIL the enclosed Proxy
                    PROMPTLY and return it in the accompanying postpaid envelope, even if you plan to attend the Special Meeting.
                    If you attend the Special Meeting, and wish to vote your shares in person, arrangements will be made for you to do so.

                                   By Order of the Board of Directors,


                                   Paul G. Brown, III
                                   SECRETARY

The Woodlands, Texas
November 24, 1998

                           ENERGY BIOSYSTEMS CORPORATION
                             4200 RESEARCH FOREST DRIVE
                             THE WOODLANDS, TEXAS 77381


                                  PROXY STATEMENT
                                        FOR
                          SPECIAL MEETING OF STOCKHOLDERS


                            TO BE HELD DECEMBER 18, 1998


                      SOLICITATION AND REVOCABILITY OF PROXIES

     The accompanying Proxy is solicited by the Board of Directors of Energy BioSystems Corporation (the "Company"), to be voted at the Special Meeting of holders of common stock, par value $0.01 per share, of the Company (the "Common Stock") and holders of Series B Convertible Preferred Stock, par value $0.01 per share, of the Company (the "Preferred Stock") to be held on Friday, December 18, 1998 (the "Special Meeting"), at 10:00 a.m., local time, at the Company's offices at 4200 Research Forest Drive, The Woodlands, Texas, for the purposes set forth in the accompanying Notice of Special Meeting of Stockholders, and at any adjournment(s) of the Special Meeting. When Proxies in the accompanying form are properly executed and received, the shares represented thereby will be voted at the Special Meeting in accordance with the directions noted thereon.
If no directions are indicated, the shares will be voted in favor of the proposal set forth in this Proxy Statement and in the discretion of the persons appointed as proxies in the accompanying form of Proxy with respect to any other matter that is properly brought before the Special Meeting.

     Each stockholder of the Company has the unconditional right to revoke his Proxy at any time prior to its exercise, either in person at the Special Meeting or by written notice to the Company addressed to Secretary, Energy BioSystems Corporation, 4200 Research Forest Drive, The Woodlands, Texas 77381. No revocation by written notice will be effective unless such notice has been received by the Secretary of the Company prior to the day of the Special Meeting or by the inspector of election at the Special Meeting.

     The principal executive offices of the Company are located at 4200 Research Forest Drive, The Woodlands, Texas 77381. This Proxy Statement and the accompanying Notice of Special Meeting of Stockholders and Proxy are being mailed to the Company's stockholders on or about November 24, 1998.

     The Company will bear the cost of preparing and mailing proxy materials as well as the cost of solicitation of proxies. The Company will reimburse banks, brokerage firms, custodians, nominees, and fiduciaries for their expenses in sending proxy materials to the beneficial owners of Common Stock and Preferred Stock. The Company has retained Corporate Communications Center, Inc. ("Corporate Communications") to assist in the solicitation of proxies and will pay approximately $800 for certain brokerage searches and proxy solicitations
performed by Corporate Communications.   In addition to solicitation by mail,
certain directors, officers and regular employees of the Company and Corporate Communications may solicit proxies by fax, telex, telephone and personal interview.

                               PURPOSES OF THE MEETING

     At the Special Meeting, the Company's stockholders will be asked to consider and act upon the following matters:

     1. A proposal to amend the Company's Amended and Restated Certificate of Incorporation (the "Amended and Restated Certificate of
          Incorporation") to effect a one-for-seven reverse stock split of the Common Stock (the "Reverse Split"); and

     2. The transaction of any and all other business that may properly come before the Special Meeting or any adjournment(s) thereof.


                                  QUORUM AND VOTING

     The number of voting securities of the Company outstanding on November 20, 1998, the record date (the "Record Date") for the determination of stockholders of the Company entitled to receive notice of, and to vote at, the Special Meeting was:

     - 15,241,169 shares of Common Stock. Each share of Common Stock is entitled to one vote on each of the matters to be voted on at the Special Meeting.

     - 696,400 shares of Preferred Stock. Shares of Preferred Stock have voting rights on all matters subject to a vote of the holders of Common Stock on an as-converted basis. As of the Record Date, the shares of Preferred Stock are entitled to an aggregate of 4,802,759 votes on each of the matters to be voted on at the Special Meeting.

The total number of votes that may be cast at the Special Meeting is 20,043,928.

     The presence, either in person or by proxy, of holders of Common Stock and Preferred Stock representing a majority of the votes that may be cast at the Special Meeting is necessary to constitute a quorum at the Special Meeting. Abstentions and broker non-votes are counted for purposes of determining whether a quorum is present. Assuming the presence of a quorum, at least a majority of the votes that may be cast at the Special Meeting by the holders of the outstanding shares of Common Stock and Preferred Stock must be voted in favor of the proposal described in this Proxy Statement for the proposal to be approved.

     All Proxies that are properly completed, signed and returned prior to the Special Meeting will be voted. Any Proxy given by a stockholder may be revoked at any time before it is exercised by the stockholder (i) filing with the Secretary of the Company an instrument revoking it, (ii) executing and returning a proxy bearing a later date or (iii) attending the Special Meeting and expressing a desire to vote his shares of Common Stock in person. Votes will be counted by Harris Trust & Savings Bank, the Company's transfer agent and registrar. With respect to abstentions, the shares are considered present at the meeting for purposes of determining a quorum and voting on a particular matter. With respect to broker non-votes, the shares are considered present at the meeting for purposes of determining a quorum but are not entitled to vote on the particular matter as to which the broker does not have voting authority. Because abstentions and broker non-votes will not constitute votes in favor of the proposal described in this Proxy Statement, they will have the same effect as votes against the proposal.

           SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth, as of November 20, 1998, certain information with respect to the shares of Common Stock and Series B Preferred Stock beneficially owned by (i) each person known by the Company to be the beneficial owner of more than five percent of the Common Stock or the Series B Preferred Stock, (ii) each director of the Company, (iii) the named executive officers of the Company and (iv) all directors and executive officers of the Company as a group.


                                                                                  Amount and Nature
                                              Amount and Nature                     of Beneficial
                                                of Beneficial                       Ownership of      Percent
                                                 Ownership of       Percent of        Series B           of
          Name of Beneficial Owner             Common Stock(1)         Class     Preferred Stock(1)    Class
          ------------------------            -----------------     ----------   ------------------   -------
Zesiger Capital Group LLC. . . . . . . . . .    2,992,003  (2)         18.3%             160,300       23.0%
     320 Park Avenue, 30th Floor
     New York, New York 10022
Gryphon Ventures II, Limited Partnership . .    2,136,078              14.0%                  --         --
     222 Berkeley Street, Suite 1600
     Boston, Massachusetts  02116
Ethyl Corporation. . . . . . . . . . . . . .    1,989,324  (3)         12.2%             160,000       22.9%
     300 South Fourth Street
     Richmond, Virginia  23217
General Motors Employees
     Domestic Group Trust. . . . . . . . . .    1,108,410  (4)         7.0%              100,000       14.4%
     c/o Pecks Management
     One Rockefeller Plaza
     New York, New York 10020
State of Wisconsin Investment Board. . . . .      942,500              6.2%                   --         --
     121 E. Wilson Street, 2nd Floor
     Madison, Wisconsin 53702
Farmers Insurance Group of Companies . . . .      914,070  (5)         5.8%               80,000       11.5%
     4680 Wilshire Boulevard
     Los Angeles, California  90010
Keystone, Inc. . . . . . . . . . . . . . . .      900,364  (6)         5.8%               40,000        5.7%
     200 Crescent Court, Suite 500
     Dallas, Texas 75201
 Froley Revy Investment Co., Inc.. . . . . .      443,364  (7)         2.9%               40,000        5.7%
     1900 Wilshire Boulevard, Suite 1050
     Los Angeles, California 90024
Ramon Lopez. . . . . . . . . . . . . . . . .       43,500  (8)           *                    --         --
R. James Comeaux . . . . . . . . . . . . . .       29,000                *                    --         --
Edward B. Lurier . . . . . . . . . . . . . .    2,183,078  (9)         14.3%                  --         --
Thomas E. Messmore . . . . . . . . . . . . .       61,000 (10)           *                    --         --
Daniel J. Monticello, Ph.D.. . . . . . . . .      227,410 (11)         1.5%                   --         --
William E. Nasser. . . . . . . . . . . . . .      180,650 (12)         1.2%                   --         --
William D. Young . . . . . . . . . . . . . .       31,000 (13)           *                    --         --
John Patton. . . . . . . . . . . . . . . . .        4,000 (14)           *                    --         --
Paul G. Brown, III . . . . . . . . . . . . .       49,206 (15)           *                    --         --
Michael A. Pacheco . . . . . . . . . . . . .       13,000 (16)
All directors and executive officers
   as a group (13 persons) . . . . . . . . .    2,821,844 (17)         17.9%                  --         --

---------
*    Represents less than 1% of the class.
(1) Unless otherwise indicated, each of the stockholders designated above has sole voting and investment power with respect to the securities shown to be owned by such stockholder.
(2) Includes 1,105,517 shares issuable upon conversion of Series B Preferred Stock.
(3) Includes 1,103,448 shares issuable upon conversion of Series B Preferred Stock owned by Ethyl Corporation ("Ethyl"). Excludes 2,136,078 shares of Common Stock beneficially owned by Gryphon Ventures II, Limited Partnership ("Gryphon"), a limited partnership of which a wholly-owned subsidiary of Ethyl is the sole limited partner, and as to which Ethyl has no voting or dispositive power, based upon information provided in a Schedule 13D filed by Ethyl with the Securities and Exchange Commission on November 7, 1994, as amended.
(4) Includes 689,655 shares of Common Stock issuable upon conversion of Series B Preferred Stock.
(5) Includes 551,724 shares of Common Stock issuable upon conversion of Series B Preferred Stock.
(6) Includes 275,862 shares of Common Stock issuable upon conversion of Series B Preferred Stock.
(7) Represents 275,862 shares of Common Stock issuable upon conversion of Series B Preferred Stock.
(8) Represents 43,500 shares of Common Stock subject to stock options that are exercisable within 60 days of November 20, 1998.
(9) Includes 2,136,078 shares of Common Stock held by Gryphon, which Mr. Lurier may be deemed to beneficially own due to his status as an affiliate of the general partner of Gryphon.
(10) Includes 20,000 shares of Common Stock subject to stock options exercisable within 60 days of November 20, 1998.
(11) Includes 219,860 shares of Common Stock subject to stock options that are exercisable within 60 days of November 20, 1998.
(12) Includes 150,650 shares of Common Stock subject to stock options that are exercisable within 60 days of November 20, 1998.
(13) Represents 31,000 shares of Common Stock subject to stock options that are exercisable within 60 days of November 20, 1998.
(14) Represents 4,000 shares of Common Stock subject to stock options that are exercisable within 60 days of November 20, 1998.
(15) Includes 44,206 shares of Common Stock subject to stock options that are exercisable within 60 days of November 20, 1998.
(16) Represents 13,000 shares of Common Stock subject to stock options that are exercisable within 60 days of November 20, 1998.
(17) Includes an aggregate of 518,216 shares of Common Stock subject to stock options that are exercisable within 60 days of November 20, 1998. Includes 2,136,078 shares of Common Stock held by Gryphon which Mr. Lurier may be deemed to beneficially own due to his status as an affiliate of the general partner of Gryphon.

                                    REVERSE SPLIT

GENERAL

     At the Special Meeting, the stockholders of the Company will consider and vote upon a proposal providing for a one-for-seven Reverse Split of the Common Stock. The Reverse Split will be effected by an amendment to the Company's Amended and Restated Certificate of Incorporation (the "Reverse Split Amendment") contained in Exhibit A to this Proxy Statement, which is incorporated by reference herein. The Reverse Split Amendment will become effective upon its filing with the Secretary of State of the State of Delaware (the "Effective Date"). Fractional shares of Common Stock will not be issued as a result of the Reverse Split. Stockholders entitled to receive a fractional share of Common Stock as a consequence of the Reverse Split will, instead, receive from the Company a cash payment in United States dollars equal to such fraction multiplied by seven times the average closing price of the Common Stock on the Nasdaq National Market for the five trading days immediately preceding the Effective Date.

AMENDMENT TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

     The Reverse Split Amendment will amend Article IV of the Amended and Restated Certificate of Incorporation. At the Effective Date, without further action on the part of the Company or the stockholders, each share of Common Stock will be converted into one-seventh of a share of Common Stock. The Reverse Split Amendment will become effective upon its filing with the Secretary of State of the State of Delaware.

     A vote for the Reverse Split proposal will include authorization of the Company's Board of Directors not to file the Reverse Split Amendment in the event the Board of Directors determines that filing the Reverse Split Amendment would not be in the best interest of the Company's stockholders.

VOTE NEEDED FOR APPROVAL

     The proposed Reverse Split and the related amendment to the Company's Amended and Restated Certificate of Incorporation must be approved by at least a majority of the votes that may be cast at the Special Meeting by the holders of the outstanding shares of Common Stock and Preferred Stock.

     THE BOARD OF DIRECTORS HAS UNANIMOUSLY ADOPTED A RESOLUTION APPROVING THE REVERSE SPLIT, AND HEREBY RECOMMENDS THAT THE STOCKHOLDERS OF THE COMPANY VOTE FOR THE PROPOSED REVERSE SPLIT AMENDMENT.

EFFECT OF THE PROPOSED REVERSE SPLIT

     The proposed Reverse Split will be effected by means of an amendment to the Amended and Restated Certificate of Incorporation. Under Delaware law, no appraisal rights are available to dissenting stockholders. Each stockholder who owns fewer than seven shares of Common Stock will have his fractional share of Common Stock converted into the right to receive cash as set forth below in "--Exchange of Stock Certificates and Payment for Fractional Shares." The interest of such stockholder in the Company will thereby be terminated, and such stockholder will have no right to share in the assets or future growth of the Company. Each stockholder who owns seven or more shares of Common Stock will continue to own shares of Common Stock and will share in the assets and future growth of the Company. Such interest will be represented by one-seventh as many shares as such stockholder owned before the Reverse Split, except that no fractional shares will be issued.

     Adoption of the Reverse Split proposal as of December 31, 1997 would not have had an effect on net income for the fiscal year ended December 31, 1997 or the nine months ended September 30, 1998. However, net loss per share would have been proportionately increased from $(1.09) to $(7.64)
for the fiscal year ended December 31, 1997 and from $(0.72) to $(5.05) for the nine months ended September 30, 1998. No adjustment has been made for the reduction in the number of shares of Common Stock resulting from the payment of cash for fractional shares.

OTHER EFFECTS OF THE REVERSE SPLIT

     The Company has previously issued and has outstanding various stock options pursuant to its 1992 Stock Compensation Plan and its 1997 Employee Stock Option Plan for an aggregate of 1,251,747 shares of Common Stock. If the Reverse Split is implemented, both the per share exercise price and the number of shares of Common Stock issuable upon the exercise of each option will be appropriately adjusted.

     The Company's outstanding Preferred Stock is presently convertible into an aggregate of 4,802,759 shares of Common Stock. If the Reverse Split is implemented, the conversion price of the Preferred Stock and, accordingly, the number of shares of Common Stock issuable upon the conversion of the Company's outstanding Preferred Stock will be appropriately adjusted.

     The Reverse Split is likely to result in some stockholders owning "odd-lots" of less than 100 shares of Common Stock. Brokerage commissions and other costs of transactions in odd-lots are generally somewhat higher than the costs of transaction on "round-lots" of even multiples of 100 shares.

REASONS FOR THE REVERSE SPLIT

     Management of the Company believes that the Reverse Split is beneficial to the Company and its stockholders. The Reverse Split is being proposed primarily to prevent the Common Stock from being delisted from the Nasdaq National Market. On October 9, 1998, the Company received notice from the Nasdaq National Market that the shares of Common Stock have failed to maintain a closing bid price on the Nasdaq National Market of greater than or equal to $1.00 per share for 30 consecutive trading days, subjecting the Common Stock to possible delisting. In order to stay the delisting, the shares of Common Stock must trade on the Nasdaq National Market at a closing bid price of $1.00 per share or greater for ten consecutive trading days prior to January 6, 1999. It is anticipated that following the Reverse Split, the Common Stock will trade higher than $1.00 per share during the relevant period to satisfy the Nasdaq continuing listing requirements. However, there can be no assurance that, after the consummation of the Reverse Split, the shares of Common Stock will trade at seven times the market price of the Common Stock prior to Reverse Split. Further, the Company cannot offer any assurance that it will continue to meet Nasdaq National Market listing requirements (including the minimum bid price requirement) following the Reverse Split. If the Company's Common Stock is delisted from the Nasdaq National Market, such delisting might adversely affect the trading in and liquidity of the Common Stock.

     Management of the Company also believes that it may be more difficult to attract new investors to the Company because the Common Stock trades at a relatively low price (the closing price on November 20, 1998 was $0.625 per share). Stockbrokers are sometimes subject to internal restrictions on their ability to recommend stocks trading at less than $5.00 per share because of the general presumption that such stock may be highly speculative. In addition, stock which trades in the trading range of the Common Stock may not be marginable under the internal policies of some stockbrokers.

EXCHANGE OF STOCK CERTIFICATES AND PAYMENT FOR FRACTIONAL SHARES

     The exchange of shares of Common Stock will occur on the Effective Date without any action on the part of stockholders of the Company and without regard to the date certificates representing pre-split shares of Common Stock are physically surrendered for certificates representing post-split shares of Common Stock. The Company's Transfer Agent will exchange certificates. In the event that the number of shares of post-split Common Stock includes a fraction, the Company will pay to the stockholder, in lieu of the issuance of fractional shares of the Company, a cash amount in United States dollars which will be equal to the same fraction multiplied by seven times the average closing price of the Common Stock on the Nasdaq National Market for the five trading days immediately preceding the Effective Date. The closing price of the Common Stock ranged from $0.625 to $0.688 from November 16, 1998 to November 20, 1998, with an average closing price of $0.658. A change in the closing price of the Common Stock will affect the amount received for a fractional share by a stockholder.

     As soon as practicable after the Effective Date, transmittal forms will be mailed to each holder of record of certificates for shares of Common Stock to be used in forwarding their certificates for surrender and exchange for certificates representing the number of shares of post-split Common Stock such stockholders are entitled to receive as a consequence of the Reverse Split. After receipt of such transmittal form, each holder should surrender the certificates representing pre-split shares of Common Stock of the Company. Each holder who surrenders certificates will receive new certificates representing the whole number of shares of post-split Common Stock to which he is entitled and any cash payable in lieu of a fractional share. The transmittal forms will be accompanied by instructions specifying other details of the exchange. STOCKHOLDERS SHOULD NOT SEND THEIR CERTIFICATES UNTIL THEY RECEIVE A TRANSMITTAL FORM.

     After the Effective Date, each certificate representing pre-split shares of Common Stock will, until surrendered and exchanged as described above, be deemed, for all corporate purposes, to evidence ownership of the whole number of post-split shares of Common Stock, and the right to receive from the Company the amount of cash for any fractional shares, into which the shares evidenced by such certificate have been converted, except that the holder of such unexchanged certificates will not be entitled to receive any dividends or other distributions payable by the Company after the Effective Date, until the certificates representing pre-split shares of Common Stock have been surrendered. Such dividends and distributions, if any, will be accumulated, and at the time of the surrender of the certificates for pre-split shares of Common Stock, all such unpaid dividends or distributions will be paid without interest.

FEDERAL INCOME TAX CONSEQUENCES

     The following discussion describes certain federal income tax consequences of the Reverse Split. This discussion is based upon the Internal Revenue Code of 1986 (the "Code"), existing and proposed regulations thereunder, reports of congressional committees, judicial decisions and current administrative rulings and practices, all as amended and in effect on the date hereof. Any of these authorities could be repealed, overruled or modified at any time. Any such change could be retroactive and, accordingly, could cause the tax consequences to vary substantially from the consequences described below. No ruling from the Internal Revenue Service (the "IRS") with respect to the matters discussed herein has been requested, and there is no assurance that the IRS would agree with the conclusions set forth in this discussion.

     This discussion is for general information only and does not address the federal income tax consequences that may be relevant to particular stockholders in light of their personal circumstances or to certain types of stockholders (such as dealers in securities, insurance companies, foreign individuals and entities, financial institutions and tax-exempt entities) who may be subject to special treatment under the federal income tax laws. This discussion also does not address any tax consequences under state, local or foreign laws.

     STOCKHOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS AS TO THE PARTICULAR TAX CONSEQUENCES TO THEM OF PARTICIPATION IN THE REVERSE SPLIT, INCLUDING THE APPLICABILITY OF ANY STATE, LOCAL OR FOREIGN TAX LAWS, CHANGES IN APPLICABLE TAX LAWS AND ANY PENDING OR PROPOSED LEGISLATION.

     The Company should not recognize any gain or loss as a result of the Reverse Split. No gain or loss should be recognized by a stockholder who receives only Common Stock upon the Reverse Split. The aggregate tax basis of post-split Common Stock received by such a stockholder in connection with the Reverse Split will equal the stockholder's aggregate tax basis in the pre-split Common Stock exchanged therefor and generally will be allocated among post-split Common Stock received on a pro rata basis. Stockholders who have used the specific identification method to identify their basis in pre-split Common Stock surrendered in the Reverse Split should consult their own tax advisors to determine their basis in the post-split Common Stock received in exchange therefor. A stockholder who receives cash in lieu of a fractional share of Common Stock that otherwise would be held as a capital asset generally should recognize capital gain or loss on the receipt of such cash in an amount equal to the difference between the cash received and his basis in such fractional share of Common Stock. For this purpose, a stockholder's basis in such fractional share of Common Stock will be determined as if the stockholder actually received such fractional share.

                                  OTHER INFORMATION

ADDITIONAL MATTERS

     While the notice for the Special Meeting calls for the transaction of any other business as may be properly presented, management is not aware of any business to be submitted at the Special Meeting not referred to in this Proxy Statement. If any further business is presented, the persons named in the Proxy will act according to their best judgment on behalf of the stockholders they represent.

SUBMISSION OF STOCKHOLDER PROPOSALS

     The deadline for stockholders to submit proposals pursuant to Rule 14a-8 of the Exchange Act for inclusion in the Company's proxy statement and form of proxy for the 1999 Annual Meeting of Stockholders is December 31, 1998. The date after which notice of a stockholder proposal submitted outside of the processes of Rule 14a-8 of the Exchange Act is considered untimely is March 16, 1999. If notice of a stockholder proposal submitted outside the processes of Rule 14a-8 of the Exchange Act is received by the Company after March 16, 1999, then the Company's proxy for the 1999 Annual Meeting may confer discretionary authority to vote on such matter without any discussion of such matter in the proxy statement for the 1999 Annual Meeting.

                              By Order of the Board of Directors



                              Paul G. Brown, III
                              SECRETARY


November 24, 1998
The Woodlands, Texas

                                                                      EXHIBIT A


                              CERTIFICATE OF AMENDMENT
                                         OF
                 AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
                                         OF
                           ENERGY BIOSYSTEMS CORPORATION


     Energy BioSystems Corporation (the "Corporation"), organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "DGCL") does hereby certify:

     FIRST: That the Board of Directors of the Corporation duly adopted resolutions setting forth the following amendment to the Amended and Restated Certificate of Incorporation of the Corporation (the "Amendment"), declaring the Amendment to be advisable and calling for the submission of the proposed Amendment to the stockholders of the Corporation for consideration thereof. The resolution setting forth the proposed Amendment is as follows:

     ARTICLE IV of the Amended and Restated Certificate of Incorporation of Energy BioSystems Corporation, a Delaware corporation, is hereby amended by adding thereto a new paragraph to read as follows:

          REVERSE SPLIT.   Effective immediately upon the filing of this
Amendment to the Amended and Restated Certificate of Incorporation in the office of the Secretary of State of the State of Delaware, each outstanding share of previously existing Common Stock shall be and hereby is converted into and reclassified as one-seventh of a share of Common Stock; PROVIDED, HOWEVER, that fractional shares of Common Stock will not be issued and each holder of a fractional share of Common Stock shall receive in lieu thereof a cash payment from the Corporation determined by multiplying such fractional share of Common Stock by seven times the average closing price of a share of previously existing Common Stock on the Nasdaq National Market for the five trading days immediately preceding the effective date, and upon such other terms as the officers of the Corporation, in their sole discretion, deem to be advisable and in the best interests of the Corporation. Certificates representing reclassified shares are hereby canceled and upon presentation of the canceled certificates to the Corporation, the holders thereof shall be entitled to receive certificate(s) representing the new shares into which such canceled shares have been converted.

     SECOND: That thereafter pursuant to a resolution of the Board of Directors, a special meeting of the stockholders of the Corporation was duly called and held, upon notice in accordance with Section 222 of the DGCL at which meeting the necessary number of shares as required by statute were voted in favor of the Amendment.

     THIRD: That the Amendment was duly adopted in accordance with the provisions of Section 242 of the DGCL.

     FOURTH: That the Amendment shall be effective on the date this Certificate of Amendment is filed and accepted by the Secretary of State of the State of Delaware.

     IN WITNESS WHEREOF, the Corporation has caused this certificate to be signed by William E. Nasser, its President, and attested by Paul A. Brown, III, its Secretary, this _____ day of ____________, 1998.


                              ENERGY BIOSYSTEMS CORPORATION



                              By:
                                   -------------------------------------
                                   William E. Nasser
                                   PRESIDENT AND CHIEF EXECUTIVE OFFICER


ATTEST:
        ------------------
        Paul G. Brown, III
        SECRETARY

                                     PROXY
                         ENERGY BIOSYSTEMS CORPORATION
                           4200 Research Forest Drive
                           The Woodlands, Texas 77381

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby appoints William E. Nasser, and Paul G. Brown, III, and each of them as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and vote, as designated on the reverse side, all of the shares of common stock, par value $0.01 per share, and Series B Convertible Preferred Stock, par value $0.01 per share, of Energy BioSystems Corporation (the "Company"), held of record by the undersigned on November 20, 1998, at the Special Meeting (the "Special Meeting") of Stockholders of the Company to be held on Friday, December 18, 1998, and any adjournment(s) thereof.

    THIS PROXY, WHEN PROPERLY EXECUTED AND DATED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1, AND THE PROXIES WILL USE THEIR DISCRETION WITH RESPECT TO ANY MATTERS REFERRED TO IN PROPOSAL 2.

1. Proposal to approve an amendment to the Company's Amended and Restated
   Certificate of Incorporation to effect a one-for-seven reverse stock split of the Company's Common Stock, par value $0.01 per share, as described in the
   Company's proxy statement relating to the special meeting.
                  / /  FOR                  / /  AGAINST                  / /  ABSTAIN

                      (TO BE DATED AND SIGNED ON REVERSE SIDE)

2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the special meeting and any adjournment(s) thereof.
                     / /  FOR                     / /  AGAINST                     / /  ABSTAIN

                                                                       MARK HERE FOR ADDRESS CHANGE AND
                                                                       NOTE AT LEFT / /

                                                                       Please execute this Proxy as your name appears
                                                                       hereon. When shares are held by joint tenants,
                                                                       both should sign. When signing as attorney,
                                                                       executor, administrator, trustee or guardian,
                                                                       please give full title as such. If a
                                                                       corporation, please sign in full corporate name
                                                                       by the president or other authorized officer. If
                                                                       a partnership, please sign in partnership name
                                                                       by authorized person.
                                                                                                             Signature:
                                                                                                                 Dated:
PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE                                             Signature:
ENCLOSED ENVELOPE.                                                                                               Dated: